EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CurrencyShares® British Pound Sterling Trust (the “Trust”) on Form 10-Q for the quarterly period ended July 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nikolaos Bonos, Chief Executive Officer of Guggenheim Specialized Products, LLC, the Sponsor of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: September 9, 2016

/s/ Nikolaos Bonos
Nikolaos Bonos*
Chief Executive Officer
(principal executive officer)

* The Registrant is a trust and Nikolaos Bonos is signing in his capacity as the principal executive officer of Guggenheim Specialized Products, LLC, the Sponsor of the Registrant.